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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to this registration statement on Form S-3 No. 333-44542 of our report dated October 22, 1998 included in The Shaw Group Inc.'s Form 10-K for the year ended August 31, 1999 and to all references to our Firm included or incorporated by reference in the registration statement.


/s/ Hannis T. Bourgeois, LLP


Baton Rouge, Louisiana
September 11, 2000